UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 31, 2008
COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)

2101 Sixth Avenue North
Suite 750
Birmingham, Alabama	35202
(Address of principal executive offices)	(Zip Code)
(205) 250-8700
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 31, 2008, Colonial Properties Trust (the “Company”) filed a Statement of Cancellation with the office of the Judge of Probate for Jefferson Country, Alabama. The Statement of Cancellation cancelled 98,875 shares of the Company’s 8 1/8% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share (the “Series D Preferred Shares”), represented by depositary shares each representing 1/10th of a Series D Preferred Share, which shares had been repurchased during 2008 as previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008. The filing of the Statement of Cancellation was intended to return such repurchased shares to the status of authorized but unissued preferred shares of the Company without designation as to series.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Attached as exhibits to this form are the documents listed below:

Exhibit	Document

3.1	Statement of Cancellation dated December 31, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST
Date: January 7, 2009	By:	/s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer